Income Tax	12 Months Ended
Dec. 31, 2022
Income Tax [Abstract]
Income Tax	Income Tax
Due to the Company’s early stage of development, it is not probable that future taxable profit will be available against which the unused tax losses can be utilized. As a consequence, deferred tax assets are recognized up to deferred tax liabilities.
Temporary differences mainly result from leases, provision for defined benefit obligation and tax losses carryforwards.
As of December 31, 2022, the accumulated tax losses carryforwards of Innate Pharma SA were €466,153 thousand with no expiration date (€339,274 and €392,633 thousand as of December 31, 2020 and 2021). As of December 31, 2022, the accumulated tax losses carryforwards of Innate Pharma Inc. was €15,419 thousand, or $16,446 thousand, (€11,955 thousand, or $14,670 thousand and €14,198 thousand, or $16,081 thousand as of December 31, 2020 and 2021, respectively), with a 20-year period expiration.

Tax rate reconciliation

	Year ended December 31,
(in thousands of euro)	2020	2021	2022
Net income (loss) before tax	(63,984)	(52,809)	(58,103)
Statutory tax rate	28.00%	26.50%	25.00%
Income tax benefit / (expense) calculated at statutory tax rate	17,916	13,994	14,526
Increase / (decrease) in income tax benefit / (expenses) arising from:
Differences in tax rates	128	62	—
Research tax credit	3,961	3,091	1,971
Provision for defined benefit obligations	(117)	39	106
Share-based compensation	(693)	(694)	(1,062)
Revenue from collaboration agreements	8,824	(3,313)	2,210
Non-recognition of deferred tax assets related to tax losses and temporary differences	(15,746)	(14,433)	(18,290)
Carry-back	—	—	—
Impact linked to intra-group merger operations	(16,288)	—	—
Impact linked to the exercise of a real estate leasing option	(1,103)	—	—
Others differences	3,118	1,254	539
Income tax benefit / (expense) (a)	—	—	—
Effective tax rate	0%	0%	0%
Deferred tax income / (loss) (b)	—	—	—
Income tax benefit / (expense) (a) + (b)	—	—	—